Benefit Plans	12 Months Ended
Dec. 31, 2014
Employee Benefits and Share-based Compensation [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
Note 9 – Benefit Plans
Certain of the benefit costs charged to us by our general partners associated with employees who directly support us are described below. Additionally, allocated corporate expenses from Williams to us also include amounts related to these same employee benefits, which are not included in the amounts presented below. Employees supporting Pre-merger ACMP were not participants in the pension and other postretirement benefit plans sponsored by Williams during 2014. As a result, there are no pension and other postretirement benefit costs included in the amounts presented below associated with those employees. During 2014, employees supporting Pre-merger ACMP were eligible for defined contribution plans sponsored by the general partner of Pre-merger ACMP. The cost for the employer matching contributions for the period subsequent to July 1, 2014, is included in the defined contribution amount presented below. Effective January 1, 2015, these employees became Williams employees and eligible for certain employee benefit plans sponsored by Williams.
Defined benefit pension plans
Williams has noncontributory defined benefit pension plans (Williams Pension Plan, Williams Inactive Employees Pension Plan, and The Williams Companies Retirement Restoration Plan) that provide pension benefits for its eligible employees. Pension costs charged to us by Williams for 2014, 2013, and 2012 totaled $28 million, $44 million, and $41 million, respectively. At the total Williams plan level, the pension plans had a projected benefit obligation of $1.5 billion and $1.4 billion at December 31, 2014 and 2013, respectively. The plans were underfunded by $251 million and $143 million at December 31, 2014 and 2013, respectively.
Postretirement benefits other than pensions
Williams provides certain retiree health care and life insurance benefits for eligible participants. We recognized a net periodic postretirement benefit credited to us by Williams of $14 million and $4 million in 2014 and 2013, respectively, and a net periodic postretirement benefit cost charged to us by Williams of $4 million in 2012. At the total Williams plan level, the postretirement benefit plans had an accumulated postretirement benefit obligation of $233 million and $213 million at December 31, 2014 and 2013, respectively. The plans were underfunded by $25 million and $12 million at December 31, 2014 and 2013, respectively.
Any differences between the annual expense and amounts currently being recovered in rates by Transco and Northwest Pipeline are recorded as an adjustment to expense and collected or refunded through future rate adjustments.
Defined contribution plans
We were charged compensation expense of $25 million, $16 million, and $19 million in 2014, 2013, and 2012, respectively, for contributions to these plans. The increase in expense in 2014 is primarily due to the impact of its acquisition of ACMP. (See Note 2 - Acquisitions.)